UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 14, 2018

 Wesco Aircraft Holdings, Inc.
(Exact name of registrant as specified in its charter)

DELAWARE	001-35253	20-5441563
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

24911 Avenue Stanford
Valencia, California 91355
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (661) 775-7200

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 14, 2018, the Board of Directors of Wesco Aircraft Holdings, Inc. (the “Company”) appointed Howard Rosen to serve as the Company’s Vice President and Corporate Controller (Principal Accounting Officer), effective September 17, 2018. Kerry A. Shiba, the Company’s Executive Vice President and Chief Financial Officer (Principal Financial Officer), had been serving as the Company’s Principal Accounting Officer on an interim basis prior to Mr. Rosen’s appointment.

Mr. Rosen, age 55, has 30 years of experience in the finance and accounting organizations of multinational corporations, most recently serving as Vice President and Corporate Controller since 2017 at Safe-Guard Products International, LLC, a leading provider of vehicle protection products in the finance and insurance space to the automotive, RV, marine and motorcycle/powersports industries. Prior to that, Mr. Rosen served as Senior Vice President and Chief Accounting Officer at RioCan Real Estate Investment Trust, which focuses on investing in retail properties and mixed-used developments, from 2011 to 2016. He also previously served as Chief Accounting Officer at Husky Injection Molding Systems Ltd., a leading supplier of injection molding equipment and services to the plastics industry, from 2010 to 2011, and as Senior Vice President Finance and Chief Accounting Officer at MDS Inc., a publicly-traded global life sciences company, from 2007 to 2010. Prior to joining MDS, Mr. Rosen served in various roles within the finance and accounting organization at Philip Morris International from 1989 to 2007. He began his career in public accounting at Ernst & Young LLP, where he worked from 1985 to 1989. Mr. Rosen received his bachelor’s degree in accounting from Georgetown University and is a certified public accountant (inactive).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESCO AIRCRAFT HOLDINGS, INC.

Date: September 17, 2018	By:	/s/ Kerry A. Shiba
Kerry A. Shiba Executive Vice President and Chief Financial Officer